UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 18, 2006

Andrx Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-31475	65-1013859
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4955 Orange Drive, Davie, Florida		33314
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-584-0300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 18, 2006, the Food and Drug Administration ("FDA") issued its Form 483 – List of Inspectional Observations relating to the March 2006 inspection of Andrx Corporation’s ("Andrx" or the "Company") Davie, Florida manufacturing facility. The Company will now respond promptly to the observations.

Resolution of the Company’s current Official Action Indicated (OAI) status is primarily dependent upon the FDA’s review of the results of the inspection, which includes, among other things, the Company’s response to the observations.

Forward-looking statements (statements which are not historical facts) in this current report are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein or which are otherwise made by or on behalf of Andrx that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "to," "plan," "expect," "believe," "anticipate," "intend," "could," "should," "would," "estimate," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Investors are cautioned that all forward-looking statements involve risk and uncertainties, including but not limited to, whether we will be able to satisfactorily resolve the FDA’s April 2006 Form 483 – List of Inspectional Observations; which sanctions, if any, the FDA may seek in connection with its decision to place us in OAI status or after any current or future inspections, including without limitation sanctions relating to any failure to comply with current Good Manufacturing Practices (cGMP) requirements and if and when the "hold" on our Abbreviated New Drug Application (ANDA) approvals will be lifted; as well as other risks and uncertainties, including business interruption due to hurricanes or other events outside of our control; government regulation generally; competition; manufacturing capacities; the loss of revenues and profits from existing products; the consolidation or loss of customers; management changes and the potential loss of key personnel; the absence of certainty regarding the receipt of required regulatory approvals or the timing or terms of such approvals; and the completion of our merger with Watson Pharmaceuticals, Inc. Actual results may differ materially from those projected in a forward-looking statement. We are also subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2005, or from time to time in our other SEC filings. Subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2005, and in our other SEC filings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Andrx Corporation

April 19, 2006	By:	/s/ Thomas P. Rice

Name: Thomas P. Rice
Title: Chief Executive Officer